UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 12, 2017

(Date of Report (Date of earliest event reported))

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578
(Commission File Number)	(IRS Employer Identification No.)
2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Martin Marietta Materials, Inc. (“Martin Marietta” or the “Company”) is filing this Current Report on Form 8-K to revise certain financial information and related disclosures included in the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 (the “2016 Annual Report”) filed with the U.S. Securities and Exchange Commission (“SEC”).  Effective January 1, 2017, the Company reorganized its operating and reportable segments to align with a structural management and related management reporting change.  The change reflects combining the Company’s Cement and Southwest Ready Mix operations in a newly created division and operating segment under new leadership.  Under the new reporting structure, the Cement and Southwest Ready Mix Division is included in the West Group reportable segment.  Pursuant to this reorganization, the Company conducts its Building Materials Business through three reportable business segments: Mid-America Group (aggregates product line); Southeast Group (aggregates product line); and West Group (aggregates, cement, ready mixed concrete and asphalt and paving product lines), and in addition to the aforementioned Building Materials reportable business segments, the Company also reports the Magnesia Specialties business as a reportable segment. Prior to January 1, 2017, the Company conducted its business through five reportable segments: (i) the Cement Business, (ii) the Magnesia Specialties business, (iii) the Mid-America Group, (iv) the Southeast Group and (v) the West Group (which included the Southwest Ready Mix business), and its Aggregates business was conducted through the latter three groups.  These changes in operating and reportable segments were applied retrospectively and did not impact consolidated net sales, earnings from operations or net earnings for the prior periods.  In addition, effective January 1, 2017, the Company adopted Accounting Standards Update (“ASU”) 2016-09, Compensation – Stock Compensation (Topic 718):  Improvements to Employee Share-Based Payment Accounting and early adopted ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.  The 2016 Annual Report is also revised to reflect the adoptions of ASU 2016-09 and ASU 2017-07 retrospectively for all periods.

This Current Report and Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 are being revised and filed solely to recast segment reporting financial information and to reflect the retrospective changes for all periods presented for the adoptions of ASU 2016-09 and ASU 2017-07.  The following items are included as exhibits to this Current Report on Form 8-K:

•	Part I, Item 1. Business;

•	Part I, Item 1A. Risk Factors;

•	Part I, Item 2. Properties;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Part IV, Item 15. Exhibits and Financial Statement Schedules

The disclosures filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 supersede the corresponding portions of the 2016 Annual Report. No Items of the 2016 Annual Report, other than those identified above, are being revised by this filing. Information in the 2016 Annual Report is generally stated as of December 31, 2016 and this Current Report does not reflect any subsequent information or events other than the changes described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2016 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. This Current Report on Form 8-K should be read in conjunction with the 2016 Annual Report, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and other filings made by Martin Marietta with the SEC.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Revised Part I, Item 1. Business

99.2	Revised Part I, Item 1A. Risk Factors

99.3	Revised Part I, Item 2. Properties

99.4	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition
and Results of Operations

99.5	Revised Part II, Item 8. Financial Statements and Supplementary Data

99.6	Part IV, Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: May 12, 2017	By:	/s/ Anne H. Lloyd
Anne H. Lloyd,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Revised Part I, Item 1. Business

99.2	Revised Part I, Item 1A. Risk Factors

99.3	Revised Part I, Item 2. Properties

99.4	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.5	Revised Part II, Item 8. Financial Statements and Supplementary Data

99.6	Part IV, Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase